UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2025

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 15, 2025, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) approved the following equity grants to Garth Hankinson, the Company’s Executive Vice President and Chief Financial Officer, to recognize his critical leadership and oversight of the Company’s previously announced enterprise cost-savings agenda.

Restricted Stock Unit Grant

The Committee granted 7,531 restricted stock units (“RSUs”) under the Company’s Long-Term Stock Incentive Plan (the “LTSIP”) to Mr. Hankinson, subject to the provisions of a Restricted Stock Unit Agreement. The RSUs entitle him to receive a single share of the Company’s Class A Common Stock (“Class A Stock”) for each RSU granted under the LTSIP. The RSUs vest on May 1, 2028, provided that he remains in continuous service with the Company or any of its subsidiaries until such date. Unvested RSUs under the grant are subject to forfeiture upon the occurrence of certain events. Under the terms of the Restricted Stock Unit Agreement, the RSUs become vested on a pro-rated basis in the event of a termination without Cause or a termination for Good Reason during the vesting period and vest in full in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the LTSIP or the Restricted Stock Unit Agreement). The grant vests at an earlier date upon death or RSU Disability (as that term is defined in the Restricted Stock Unit Agreement).

Performance Share Unit Grant

The Committee granted 7,531 performance share units (“PSUs”) to be settled in Class A Stock under the LTSIP to Mr. Hankinson, subject to the provisions of a Performance Share Unit Agreement. The number of shares of Class A Stock to be issued pursuant to the PSUs will depend upon the Company’s Enterprise Cost Savings and Relative Total Stockholder Return performance (as each term is defined in the Performance Share Unit Agreement). He may vest in his right to receive the applicable number of PSUs if he remains in continuous service with the Company or any of its subsidiaries until May 1, 2028. Unvested PSUs are subject to forfeiture upon the occurrence of certain events. Under the terms of the Performance Share Unit Agreement, the PSUs become vested on a pro-rated basis and based on actual performance in the event of a termination without Cause or a termination for Good Reason during the vesting period and at target in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the LTSIP or the Performance Share Unit Agreement). The award vests at target at an earlier date upon death or PSU Disability (as that term is defined in the Performance Share Unit Agreement).

The foregoing description of the Restricted Stock Unit Agreement and the Performance Share Unit Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Restricted Stock Unit Agreement and the Performance Share Unit Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held virtually on July 15, 2025. The final voting results on each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.    Election of Directors.

The stockholders elected 12 nominees to the Board to serve for a one-year term extending until the 2026 annual meeting of stockholders and their successors are duly elected and qualified. The 12 directors were elected by a majority of the votes cast by the holders of the shares entitled to vote in person or represented by proxy at the Annual Meeting as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christopher J. Baldwin	147,817,098	6,879,589	93,690	10,190,506
Christy Clark	153,344,775	1,357,436	88,166	10,190,506
Jennifer M. Daniels	143,201,145	10,445,873	1,143,359	10,190,506
Nicholas I. Fink	150,396,499	4,229,893	163,985	10,190,506
William Giles	153,258,923	1,418,226	113,228	10,190,506
Ernesto M. Hernández	148,716,247	5,826,208	247,922	10,190,506
José Manuel Madero Garza	152,854,900	1,842,074	93,403	10,190,506
Daniel J. McCarthy	149,225,905	5,397,336	167,136	10,190,506
William A. Newlands	153,988,862	629,530	171,985	10,190,506
Richard Sands	135,228,530	19,462,710	99,137	10,190,506
Robert Sands	135,351,338	19,341,321	97,718	10,190,506
Luca Zaramella	152,809,094	1,872,218	109,065	10,190,506

2.    Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 28, 2026.

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2026, as set forth below:

Votes For:	160,873,738
Votes Against:	4,007,921
Abstentions:	99,224
Broker Non-Votes:	—

3.    Proposal to Approve, by an Advisory Vote, the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For:	146,512,941
Votes Against:	8,074,533
Abstentions:	202,903
Broker Non-Votes:	10,190,506

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to cliff vested awards). *

10.2	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to cost savings and market performance criteria). *†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*    Designates management contract or compensatory plan or arrangement.
†    The exhibits, disclosure schedules, and other schedules, as applicable, have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such exhibits, disclosure schedules, and other schedules, as applicable, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2025	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer